Kayne Anderson Renewable Infrastructure Fund
Schedule of Investments (Unaudited)
March 31, 2021

	Shares	Value
COMMON STOCKS - 89.94%
Green Utilities - 31.97%
AB Ignitis Grupe - GDR (a)	26,300	$611,882
Algonquin Power & Utilities Corporation (a)	79,720	1,262,765
Avangrid, Inc.	39,600	1,972,476
EDP - Energias de Portugal SA (a)	366,056	2,090,801
Enel Chile SA - ADR (a)	269,900	1,058,008
Enel SpA (a)	258,181	2,568,227
Eversource Energy	18,600	1,610,574
EVN AG (a)	49,900	1,073,560
Iberdrola SA (a)	170,540	2,201,156
NextEra Energy, Inc.	30,040	2,271,324
SSE plc (a)	90,600	1,816,630
		18,537,403
Renewable Power Companies - 27.76%
Acciona SA (a)	10,700	1,797,968
The AES Corporation	72,400	1,941,044
Brookfield Renewable Corporation, Class A (a)	26,300	1,230,840
Brookfield Renewable Partners LP (a)	38,444	1,637,714
China Longyuan Power Group Corporation Ltd. (a)	614,400	839,123
EDP Renovaveis SA (a)	56,237	1,200,585
ERG SpA (a)	38,400	1,141,620
Innergex Renewable Energy, Inc. (a)	62,509	1,092,801
Northland Power, Inc. (a)	56,533	2,049,080
Orsted A/S (a)	7,081	1,143,336
TransAlta Corporation (a)	213,600	2,022,631
		16,096,742
Wind & Solar Yield Companies - 10.85%
Atlantica Sustainable Infrastructure plc (a)	71,173	2,607,067
Canadian Solar Infrastructure Fund, Inc. (a)	628	716,965
Clearway Energy, Inc., Class A	9,100	241,241
Clearway Energy, Inc., Class C	22,776	640,916
NextEra Energy Partners LP	18,778	1,368,541
Xinyi Energy Holdings Ltd. (a)	1,463,200	716,043
		6,290,773
Renewable Energy Developers - 9.77%
Aker Horizons AS (a)(b)	154,600	571,177
Falck Renewables SpA (a)	107,076	765,965
MPC Energy Solutions NV (a)(b)	42,000	187,580
Neoen SA (a)(c)	23,452	1,175,665
Sunrun, Inc. (b)	18,900	1,143,072
Scatec ASA (a)	27,448	831,677
Terna Energy SA (a)	67,174	993,067
		5,668,203
Biomass Infrastructure - 6.77%
Albioma SA (a)	30,540	1,496,740
Enviva Partners LP	50,200	2,426,166
		3,922,906
Other - 2.82%
RMG Acquisition Corporation II, Class A (b)	163,100	1,634,262

Total Common Stocks
(Cost $47,412,275)		52,150,289

CONVERTIBLE PREFERRED STOCKS - 0.80%
Renewable Power Companies - 0.80%
The AES Corporation	4,500	464,850
6.875%, 2/12/2024
Total Preferred Stocks
(Cost $450,000)		464,850

SHORT-TERM INVESTMENTS - 11.29%
Money Market Fund - 11.29%
First American Treasury Obligations Fund, Class X, 0.03% (d)	6,546,694	6,546,694
Total Short-Term Investments
(Cost $6,546,694)		6,546,694
Total Investments
(Cost $54,408,969) - 102.03%		59,161,833
Other Liabilities In Excess Of Assets - (2.03%)		(1,176,026)
Net Assets - 100.00%		$57,985,807

(a)	Foreign security.
(b)	Non-income producing security.
(c)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.
(d)	The rate quoted is the annualized seven-day effective yield as of March 31, 2021.
GDR	- Global Depository Receipt

	At March 31, 2021, the Fund's geographic allocation was follows:

	Geographic Location	% of Common Stock
	Europe | U.K.	46.13%
	United States	29.87%
	Canada	17.67%
	Australia, Brazil, Japan & Other	6.33%

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global
Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter
(“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Forward currency contracts maturing in two or fewer days are valued at the spot rate. Forward currency contracts maturing in three days or more days are valued at the midpoint prices calculated by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) using an “interpolation” methodology that incorporates foreign-exchange prices obtained from an approved pricing service for standard forward-settlement periods, such as one month, three months, six months and one year. These securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the "Board"). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2021:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$29,434,128	$23,181,011	$-	$52,615,139
Short-Term Investments	6,546,694	-	-	6,546,694
Forward Contracts(1)	-	722,684	-	722,684
	$35,980,822	$23,903,695	$-	$59,884,517

(1) Forward currency contracts are valued at the net unrealized appreciation (depreciation) on the instrument as presented on the Schedule Forward Currency Contracts.

During the period ended March 31, 2021, the fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

Schedule of Open Forward Currency Contracts*
March 31, 2021 (Unaudited)

Settlement Date	Currency to be Delivered		Notional Value (USD)	Currency to be Received		Notional Value (USD)	Unrealized Appreciation (Depreciation) **
6/30/2021	2,897,527	BRL	$511,283	543,242	USD	$543,242	$31,959
6/30/2021	531,530	USD	531,530	2,897,527	BRL	511,283	(20,247)
6/30/2021	5,740,091	CAD	4,568,152	4,477,934	USD	4,477,934	(90,218)
6/30/2021	8,890,509	DKK	1,403,908	1,466,104	USD	1,466,104	62,196
6/30/2021	406,333	USD	406,333	2,533,280	DKK	400,033	(6,300)
6/30/2021	15,133,804	EUR	17,782,283	18,542,594	USD	18,542,594	760,311
6/30/2021	1,083,196	GBP	1,493,739	1,475,663	USD	1,475,663	(18,076)
6/30/2021	930,635	USD	930,635	7,213,820	HKD	928,119	(2,516)
6/30/2021	18,485,828	HKD	2,378,358	2,380,525	USD	2,380,525	2,167
6/30/2021	741,013	USD	741,013	77,658,129	JPY	701,984	(39,029)
6/30/2021	156,607,677	JPY	1,415,641	1,474,115	USD	1,474,115	58,474
6/30/2021	15,696,284	NOK	1,835,064	1,819,027	USD	1,819,027	(16,037)
			$33,997,939			$34,720,623	$722,684

BRL - Brazillian Real
CAD -Canadian Dollar
DKK - Danish Krone
EUR - Euro
GBP - British Pound Sterling
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
USD - U.S. Dollar

* Bannockburn Global Forex, LLC is the counterparty for all open forward currency contracts held by the Fund as of March 31, 2021.
** Unrealized appreciation is a receivable and unrealized depreciation is a payable.